                                AIM INTERMEDIATE
                                GOVERNMENT FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31, 1996

[PHOTO APPEARS HERE]

                         ------------------------------
                                AIM INTERMEDIATE
                                GOVERNMENT FUND

                                For shareholders
                                    who seek
                                a high level of
                                 current income
                         and relative price stability.
                              The Fund invests in
                                  a portfolio
                         of U.S. government securities.
                         ------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o During the year ended 12/31/96, the Fund paid distributions on Class A and Class B shares of $0.63 and $0.552 per share, respectively.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate U.S. Treasury and U.S. Government agency securities.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

               MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
        ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
        ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
      ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
           INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                   Dear Fellow Shareholder:

                   Financial markets produced another noteworthy year in 1996.
     [PHOTO OF     Stocks surged again to enthusiastic levels, but the advance
     Charles T.    was marked by dramatic volatility and confined mainly to the
       Bauer,      performance of a select few large-company stocks. Still, most
    Chairman of    investors in stock funds were rewarded with double-digit
    the Board of   returns for the year. Bonds had a difficult time until
     the Fund,     encouraging economic reports triggered a fall rally that
   APPEARS HERE]   helped restore prices and bring yields back down to near 1995 levels.
                       As we begin 1997, the parallels to last year are
                   striking. The economy is growing at a moderate rate, corporate earnings remain healthy, and inflation is modest.
                   Such an environment is ideal for financial investments.

   Still, many suggest, as we do, that 1997 will be marked by continued uncertainty and short-term volatility. And as the market's performance continues to exceed historical averages, some advise that a correction is overdue.
   We believe the best way to achieve your investment goals in uncertain markets is to follow a few basic strategies. First, you should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time the market"--move money in and out of the market based on some gauge of future market performance--tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.
   Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
   Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected.
   Your financial consultant can help you create and follow a regular investment plan--investing a certain amount of money at regular intervals--that can help you stay on track regardless of day-to-day market activity.
   In 1997, and in the years ahead, we at AIM plan to meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive performance when measured against benchmark indexes and peer group performance.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      -----------------------------------
                          In rapidly changing markets,
                                    you need
                           an investment professional
                                  on your side
                                who can explain
                             what is happening and
                      how your portfolio may be affected.
                      -----------------------------------

The Managers Overview

MORTGAGE-BACKED SECURITIES ARE BEST
PERFORMING GOVERNMENT BOND SEGMENT IN 1996

A roundtable discussion with the Fund management team for AIM Intermediate Government Fund for the fiscal year ended December 31, 1996.
--------------------------------------------------------------------------------

Q. BONDS FACED A TUMULTUOUS YEAR. HOW DID AIM INTERMEDIATE GOVERNMENT FUND PERFORM DURING THE REPORTING PERIOD?

A. Uncertain economic conditions and ongoing inflation concerns took their toll on financial markets in 1996, and particularly on fixed-income securities. The Fund's performance was similarly affected--its total return was 2.35% for Class A shares and 1.61% for Class B shares for the year ended
   December 31, 1996.
      That performance was aided by the Fund's attractive current income during the year. As of December 31, 1996, the Fund's 30-day yield on Class A and Class B shares was 6.11% and 5.62%, respectively.

Q. WHAT FACTORS HAVE PRESSURED THE PERFORMANCE OF FIXED-INCOME SECURITIES?

A. Uncertainty was the principal driver in bond market performance in 1996, and that creates volatility. It centered on changing indications in the economy.
      When the Federal Reserve Board cut interest rates on January 31, investors were comfortable with the economic outlook--moderate growth without rising inflation.
      Early in March, financial markets were stunned by economic reports that revealed the economy was growing with surprising strength, which could lead to rising inflation. That sent stock and bond prices tumbling as markets attempted to anticipate whether the Fed would choose to boost interest rates to reign in an overheating economy.
      Reflecting these changing expectations, the yield on the 10-year U.S. Treasury note ranged from a low of 5.5% in January to a high of 7.1% in June, before closing at 6.4% for the year.
      Bonds began to recover in the fall when it became apparent that economic growth was moderate without rising inflation. The advance and then decline in market yields over the course of 1996 led one market strategist to dub it "a round-trip year."
      Despite the fluctuations experienced in the investment-grade market in 1996, the Fund's diversified approach moderated this volatility while providing enhanced total return.


Q. HOW DID THESE FACTORS AFFECT THE FUND?

A. As anticipated at the beginning of the year, all bond market segments were off their 1995 returns. Mortgage-backed securities--where some 60% of the Fund's assets were invested--outperformed U.S. Treasury securities of equivalent duration. The mortgage-backed sector was aided by a boost in demand from such agencies as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation which purchased approximately $80 billion in mortgage-securities in 1996.
      Mortgage-backed securities also benefited when interest rates were increasing. As mortgage rates topped 8%, homeowners were discouraged from refinancing and the rate of mortgage prepayments slowed appreciably. The Mortgage Bankers Association reported that mortgage refinancing represented 29% of the total mortgage origination volume in 1996, down from 44% of total volume in 1995.
      That advantage diminished as interest rates declined in the fall, and mortgage-backed securities returned just 5.4% for the year, according to Merrill Lynch's unmanaged index of the performance of mortgage-backed securities.

Q. WHAT OTHER STRATEGIES DID THE FUND USE TO STRENGTHEN ITS PERFORMANCE?

A. The Fund continued to shorten its weighted average maturity and duration to reduce its sensitivity to rising interest rates. As of December 31, 1996, weighted average maturity was approximately eight years and duration was about four years.

===============================================================================
CURRENT YIELD ADVANTAGE
-------------------------------------------------------------------------------
As of 12/31/96

FUND CLASS A 30-DAY YIELD    6.11%

2-YEAR U.S. TREASURY NOTE    5.87%*

6 MONTH CD                   5.21%**
===============================================================================

5.62% was the 30-day yield for the Fund's Class B shares. *Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. **Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. CD income is calculated using the six-month annualized average monthly CD rate reported by the Bank Rate Monitor. Fund shares are not insured, and their value will vary with market conditions.

===============================================================================
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
As of 12/31/96

MORTGAGE-BACKED OBLIGATIONS           61.1%

U.S. TREASURY OBLIGATIONS             25.7%

U.S. AGENCY OBLIGATIONS                9.7%

CASH EQUIVALENTS                       3.5%
===============================================================================

===============================================================================
BREAKDOWN OF
MORTGAGE-BACKED OBLIGATIONS
-------------------------------------------------------------------------------
Federal National Mortgage Assn.                    62.1%
Federal Home Loan Mortgage Corp.                   23.4
Government National Mortgage Assn.                 14.5
===============================================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

Q. WHAT IS THE DIFFERENCE BETWEEN WEIGHTED AVERAGE MATURITY AND DURATION?

A. They are very different. Unlike the weighted average maturity, which is an average of the term to maturity remaining on each of the Fund's bond holdings, duration is the average time it takes to receive the interest and the principal on a bond. For example, if we compared two bonds of identical quality and maturity, the two bonds could have the same average weighted maturity. However, the bond with the higher coupon would have the lower duration because the investor would collect all payments in a shorter average amount of time.
      Using duration, fund managers can manage the sensitivity of a portfolio to changes in interest rates. A longer duration on a bond or a portfolio, like a longer maturity, indicates more sensitivity to interest rate changes because the investment is committed for a longer period. During periods of rising interest rates as noted during 1996, the Fund's managers may shorten the duration of the portfolio to reduce the impact on the Fund's share values.

Q. HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?

A. As of December 31, 1996, the Fund held 61.1% in mortgage-backed securities, 25.7% in U.S. Treasury obligations, and 9.7% in U.S. agency obligations. The remaining 3.5% of the Fund's investments was invested in cash and cash equivalent securities.
      Of the mortgage segment holdings, 62.1% was invested in securities from Federal National Mortgage Association, 23.4% in Federal Home Loan Mortgage Corp. securities, and 14.5% in securities of Government National Mortgage Association.
      The Fund had an average quality rating of AAAf, the highest such rating assigned by Standard & Poor's Corporation (S&P), a widely known credit-rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition, and management.

Q. WHAT IS YOUR OUTLOOK FOR THE FIXED-INCOME MARKET IN 1997?

A. The pace of economic growth will be the key to financial market performance in 1997. At the close of 1996, economic growth appeared to have settled at an annual rate of 2.5%. In recent testimony before Congress, Fed Chairman Alan Greenspan said, "The economy has retained considerable vigor, with few signs of the imbalances and inflationary tensions that have disrupted past expansions."
      The economy is growing at a reasonable rate without rising inflation, and that reduces the likelihood that interest rates may increase over the near term. Less interest rate volatility means less risk--a boost for fixed-income securities.
      If this positive environment can be sustained, the results should be favorable for all investors. Should economic performance deviate substantially from current expectations, the Fund's diversified approach to investing should perform well even in more volatile times.

                              --------------------
                                  The pace of
                                economic growth
                               will be the key to
                                financial market
                              performance in 1997.
                              --------------------

           See important Fund & Index disclosures inside front cover.

Long-Term Performance

AIM INTERMEDIATE GOVERNMENT FUND VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 4/28/87 to 12/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Intermediate Government Bond Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
4/28/87 - 12/31/96
(In thousands)

              AIM INTERMEDIATE GOVERNMENT FUND,   LEHMAN INTERMEDIATE GOVERNMENT
                           CLASS A                          BOND INDEX
4/28/97                   $9,524                            $10,000

12/87                      9,922                             10,424

12/88                     10,560                             11,091

12/89                     11,752                             12,498

12/90                     12,855                             13,690

12/91                     14,524                             15,620

12/92                     15,432                             16,704

12/93                     16,524                             18,068

12/94                     15,955                             17,751

12/95                     18,552                             20,314

12/96                     18,989                             21,137
================================================================================


Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURN
As of 12/31/96, including sales charges
--------------------------------------------------------------------------------
CLASS A SHARES
  1 Year                     -2.51%*
  5 Years                     4.49
Inception (4/28/87)           6.85

* 2.35% excluding sales charge

CLASS B SHARES
  1 Year                     -3.39%**
Inception (9/7/93)            2.68

**1.61% excluding CDSC
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--, Lehman Brothers. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of the index cited on this page, please refer to the inside front cover.

                                                               For Consideration

MARKETS LOOK TO INDICATORS TO SEE
WHICH WAY THE ECONOMIC WIND BLOWS

Every month, the government releases reports of key economic indicators--the harbingers of the business cycle considered so vital to financial markets. Have you ever wondered why economic indicators are so important? We asked Gary Beauchamp, AIM's Economic Strategist, to discuss a few widely followed indicators that may be of interest to investors.

GROSS DOMESTIC PRODUCT (GDP)
GDP measures the final output of goods and services produced in the United States in one year, which makes it the broadest measure of economic performance. Initial estimates are released about a month after the close of each quarter.
   Financial markets react strongly to the GDP number because it indicates the pace of economic activity. For instance, if the GDP is growing at a faster rate than in previous periods, it's an indication that the economy may be heating up. Rapid growth strains the economy, and that drives up prices and interest rates. The resulting inflation erodes corporate profits and the value of financial securities. Conversely, growth that is too slow causes prices and profits to fall, and that drives up unemployment and dries up demand.

EMPLOYMENT DATA
When the various economic indicators are mixed, many analysts consider employment data to be the most important. An increase in employment, a decrease in initial jobless claims, or a decrease in unemployment can bode well for the economy. However, an unexpectedly large surge in employment, such as the non-farm payroll figures reported during February and March 1996, can signal the potential for inflation.

INDUSTRIAL PRODUCTION AND CAPACITY UTILIZATION
Monthly industrial production and capacity utilization indicators report the efficiency of economic productivity. The index of industrial production measures changes in the output of the mining, manufacturing, and gas and electric utilities sectors of the economy. Capacity utilization is the rate at which industrial production sectors operate--it is an indicator of industry's current physical limits.
   Together, these indicators can reveal expansion or contraction in the economy before the GDP. High levels are positive; but maximum levels of industrial production and capacity utilization can indicate inordinate strain on the economy, which can lead to inflation. Conversely, low levels of capacity utilization often generate increased productivity efficiency, and that can signal an upturn in the economy from recession.

HOUSING STARTS
Released monthly by the U.S. Department of Commerce, the housing starts figure is an estimate of the number of new homes and apartments under construction within a stated period. The housing starts figure is sensitive to changes in interest rates and reported levels of new home sales--another indicator of consumer confidence. When consumers feel secure about the direction of the economy, they are more likely to make long-term financial commitments like home mortgages. Conversely, housing starts tend to fall well before the onset of recession. One of the most volatile indicators, housing start figures often vary widely from month to month and are sometimes substantially revised.

INDEX OF LEADING ECONOMIC INDICATORS
The U.S. Commerce Department tracks the performance of the economy by measuring changes in the business cycle--the alternating progression of the economy from periods of expansion when business is growing to periods of contraction when business activity slows and unemployment increases.
   Every month, the Commerce Department compiles its composite index of leading economic indicators. Leading indicators are those factors that have shown the tendency to signal change before the economy makes a major turn. The index measures changes in such factors as stock prices, new orders for durable goods, contracts and orders for plant and equipment, and average weekly claims for state unemployment compensation. Positive changes in the index signal improvement in the economy. Negative changes are understood to be warnings that the economy might contract.

[Caption to illustration]

"The composite index of leading economic indicators is not the square root of the universe. There is no single index or formula that provides all the answers to the problems of business forecasting."

Michael B. Lehman, The Business One Irwin Guide to Using The Wall Street Journal

SCHEDULE OF INVESTMENTS

December 31, 1996

                                      PRINCIPAL      MARKET
                                       AMOUNT        VALUE
U.S. GOVERNMENT AGENCIES-84.07%
FEDERAL HOME LOAN BANK-2.79%

Medium term notes
  7.31%, 07/06/01                    $ 4,000,000  $  4,160,560
--------------------------------------------------------------
  7.36%, 07/01/04                      2,800,000     2,927,176
--------------------------------------------------------------
                                                     7,087,736
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.-16.97%

Pass through certificates
  9.00%, 12/01/05 to 04/01/25         12,970,540    13,693,804
--------------------------------------------------------------
  8.00%, 07/01/06 to 12/01/06             36,845        37,927
--------------------------------------------------------------
  8.50%, 07/01/07 to 05/01/26          7,571,625     7,865,307
--------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21         3,717,225     4,121,875
--------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11          2,356,430     2,358,854
--------------------------------------------------------------
  6.50%, 02/01/11                      4,932,127     4,853,509
--------------------------------------------------------------
  10.00%, 11/01/11 to 02/01/16            48,261        52,810
--------------------------------------------------------------
  12.00%, 02/01/13                        29,470        33,393
--------------------------------------------------------------
  9.50%, 04/01/25                      9,300,140    10,043,421
--------------------------------------------------------------
                                                    43,060,900
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION-51.65%

Debentures
  6.59%, 05/24/01                      5,000,000     5,061,200
--------------------------------------------------------------
  8.625%, 11/10/04                     3,500,000     3,688,370
--------------------------------------------------------------
  8.50%, 02/01/05                      4,500,000     4,736,430
--------------------------------------------------------------
  7.875%, 02/24/05                     3,000,000     3,227,790
--------------------------------------------------------------
Pass through certificates
  6.625%, 01/31/06 TBA(a)              4,500,000     4,406,580
--------------------------------------------------------------
  8.50%, 01/01/07 to 03/01/07             43,588        45,372
--------------------------------------------------------------
  7.50%, 06/01/10 to 08/01/25         29,071,654    29,360,908
--------------------------------------------------------------
  7.00%, 05/01/11                      5,703,245     5,699,652
--------------------------------------------------------------
  8.00%, 09/01/11 to 07/01/26         18,464,593    18,866,082
--------------------------------------------------------------
  8.00%, 01/15/12 to 12/01/26
    TBA(a)(b)                         47,000,000    48,140,942
--------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22          3,685,519     3,994,423
--------------------------------------------------------------
  10.50%, 07/01/19                     1,223,525     1,352,754
--------------------------------------------------------------
  10.00%, 08/01/20                     2,264,208     2,495,564
--------------------------------------------------------------
                                                   131,076,067
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-10.57%

Pass through certificates
  9.00%, 10/15/08 to 01/15/21          1,199,419     1,278,588
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23         10,151,345    11,023,608
--------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24         7,134,689     7,846,562
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                       AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION- (CONTINUED)

  11.00%, 12/15/09 to 12/15/15       $   241,254  $    269,488
--------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15           486,215       566,671
--------------------------------------------------------------
  12.50%, 11/15/10                       282,988       328,266
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15           515,790       600,521
--------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15           937,964     1,073,377
--------------------------------------------------------------
  10.50%, 07/15/13 to 10/15/21         2,035,778     2,257,458
--------------------------------------------------------------
  8.00%, 03/15/23                      1,535,699     1,575,520
--------------------------------------------------------------
                                                    26,820,059
--------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY-2.09%

Debentures
  5.98%, 04/01/36                      5,240,000     5,311,002
--------------------------------------------------------------
    Total U.S. Government Agencies                 213,355,764
--------------------------------------------------------------

U.S. TREASURY SECURITIES-30.59%

U.S. TREASURY NOTES & BONDS-29.78%
  7.75%, 11/30/99                      3,000,000     3,136,110
--------------------------------------------------------------
  6.375%, 01/15/00 to 08/15/02        17,000,000    17,146,730
--------------------------------------------------------------
  5.875%, 06/30/00                     2,000,000     1,987,100
--------------------------------------------------------------
  6.25%, 08/31/00 to 04/30/01         13,000,000    13,045,570
--------------------------------------------------------------
  7.00%, 07/15/06                      4,000,000     4,156,480
--------------------------------------------------------------
  6.50%, 10/15/06 to 11/15/26          6,500,000     6,478,070
--------------------------------------------------------------
  7.25%, 05/15/16                      7,500,000     7,921,200
--------------------------------------------------------------
  7.50%, 11/15/16                      5,500,000     5,953,090
--------------------------------------------------------------
  8.125%, 08/15/19                     4,000,000     4,623,760
--------------------------------------------------------------
  6.875%, 08/15/25                     4,500,000     4,587,795
--------------------------------------------------------------
  6.75%, 08/15/26                      6,500,000     6,552,195
--------------------------------------------------------------
                                                    75,588,100
--------------------------------------------------------------

U.S. TREASURY STRIPS-0.81%(c)

  6.64%, 11/15/08                      4,000,000     1,835,720
--------------------------------------------------------------
  6.96%, 11/15/18                      1,000,000       224,360
--------------------------------------------------------------
                                                     2,060,080
--------------------------------------------------------------
    Total U.S. Treasury Securities                  77,648,180
--------------------------------------------------------------

REPURCHASE AGREEMENT-4.18%(d)

Daiwa Securities America Inc.
  6.25%, 01/02/97(e)                  10,609,102    10,609,102
--------------------------------------------------------------
TOTAL INVESTMENTS-118.84%                          301,613,046
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(18.84%)                             (47,825,605)
--------------------------------------------------------------
NET ASSETS-100.00%                                $253,787,441
==============================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At 12/31/96, cost of securities purchased on a when-issued basis totaled $52,789,688.
(b) These securities are subject to dollar roll transactions. See Note 1 section C of Notes to Financial Statements.
(c) U.S. Treasury STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/96 with a maturing value of $360,125,000. Collateralized by $355,195,000 U.S. Treasury obligations, 0% to 8.875% due 06/12/97 to 08/15/26.

Abbreviations:

TBA - To Be Announced

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS:

Investments, at market value (cost
  $297,052,301)                              $301,613,046
---------------------------------------------------------
Receivables for:
  Investments sold                              2,784,823
---------------------------------------------------------
  Fund shares sold                                591,646
---------------------------------------------------------
  Interest                                      3,024,660
---------------------------------------------------------
Investment for deferred compensation plan          20,806
---------------------------------------------------------
Other assets                                      163,213
---------------------------------------------------------
    Total assets                              308,198,194
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        52,813,703
---------------------------------------------------------
  Fund shares redeemed                            746,283
---------------------------------------------------------
  Dividends                                       383,446
---------------------------------------------------------
  Deferred compensation plan                       20,806
---------------------------------------------------------
Accrued advisory fees                             103,396
---------------------------------------------------------
Accrued administrative service fees                 6,278
---------------------------------------------------------
Accrued distribution fees                         197,844
---------------------------------------------------------
Accrued transfer agent fees                        40,792
---------------------------------------------------------
Accrued operating expenses                         98,205
---------------------------------------------------------
    Total liabilities                          54,410,753
---------------------------------------------------------
Net assets applicable to shares outstanding  $253,787,441
=========================================================

NET ASSETS:

Class A                                      $174,344,466
=========================================================
Class B                                      $ 79,442,975
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        18,779,238
=========================================================
Class B                                         8,559,258
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       9.28
=========================================================
  Offering price per share:
    (Net asset value of $9.28 divided
      by 95.25%)                             $       9.74
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       9.28
=========================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Interest                                     $ 19,355,312
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,188,121
---------------------------------------------------------
Custodian fees                                     47,171
---------------------------------------------------------
Distribution fees -- Class A                      437,596
---------------------------------------------------------
Distribution fees -- Class B                      719,764
---------------------------------------------------------
Administrative service fees                        71,348
---------------------------------------------------------
Interest                                          185,460
---------------------------------------------------------
Transfer agent fees -- Class A                    256,058
---------------------------------------------------------
Transfer agent fees -- Class B                    115,997
---------------------------------------------------------
Trustees' fees                                      7,527
---------------------------------------------------------
Other                                             175,222
---------------------------------------------------------
    Total expenses                              3,204,264
---------------------------------------------------------
Less: expenses paid indirectly                     (4,033)
---------------------------------------------------------
    Net expenses                                3,200,231
---------------------------------------------------------
Net investment income                          16,155,081
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                        (4,339,042)
---------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                        (6,405,094)
---------------------------------------------------------
  Net gain (loss) on investment securities    (10,744,136)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $  5,410,945
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996              1995
OPERATIONS:
--------------------------------------------------------------------------------------------
  Net investment income                                       $ 16,155,081      $ 14,368,900
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities    (4,339,042)       (1,382,949)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (6,405,094)       16,712,997
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         5,410,945        29,698,948
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (11,114,092)      (11,460,957)
--------------------------------------------------------------------------------------------
  Class B                                                       (3,966,734)       (2,319,847)
--------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                         (712,857)         (693,899)
--------------------------------------------------------------------------------------------
  Class B                                                         (292,831)         (162,343)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        5,857,162         5,708,304
--------------------------------------------------------------------------------------------
  Class B                                                       20,988,143        35,091,651
--------------------------------------------------------------------------------------------
    Net increase in net assets                                  16,169,736        55,861,857
--------------------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------------------
  Beginning of period                                          237,617,705       181,755,848
--------------------------------------------------------------------------------------------
  End of period                                               $253,787,441      $237,617,705
============================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------
  Shares of beneficial interest                               $265,272,711      $239,433,094
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (19,243)          (12,778)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                      (16,026,772)      (12,768,450)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               4,560,745        10,965,839
--------------------------------------------------------------------------------------------
                                                              $253,787,441      $237,617,705
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividends to shareholders are declared daily and are paid monthly. On December 31, 1996, $1,080,720 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for principal paydown losses on mortgage-backed securities. In addition, $1,005,688 was reclassified from undistributed net investment income to paid in capital, consisting of returns of capital. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Reverse Repurchase Agreements and Dollar Roll Transactions -- A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
     The Fund may also engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets.
D Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $15,870,990 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
E Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $71,348 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, the Fund paid AFS $214,797 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $3,757 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $276 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $4,033 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $437,596 and $719,764 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $204,498 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $82,525 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,411 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $3,200,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $338,127,889 and $305,224,638, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $4,952,509
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (547,546)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $4,404,963
=========================================================
Cost of investments for tax purposes is $297,208,083.

NOTE 6 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                1996                      1995
                       -----------------------   -----------------------
                        SHARES        VALUE       SHARES        VALUE
                       ---------   -----------   ---------   -----------
Sold:
  Class A              7,920,265   $74,033,231   5,766,866   $54,292,965
---------------------  -------------------------------------------------
  Class B              5,052,488    47,193,668   4,740,977    44,702,493
---------------------  -------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A              1,025,026     9,536,042     993,993     9,337,931
---------------------  -------------------------------------------------
  Class B                314,728     2,925,034     172,523     1,627,255
---------------------  -------------------------------------------------
Reacquired:
  Class A              (8,340,854) (77,712,111)  (6,189,567) (57,922,592)
---------------------  -------------------------------------------------
  Class B              (3,132,635) (29,130,559)  (1,194,246) (11,238,097)
---------------------  -------------------------------------------------
                       2,839,018   $26,845,305   4,290,546   $40,799,955
                       =================================================

NOTE 7 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the nine-year period ended December 31, 1996 and the period April 28, 1987 (date operations commenced) through December 31, 1987 and for a Class B share outstanding during the three-year period ended December 31, 1996 and the period September 7, 1993 (date sales commenced) through December 31, 1993.

                                                     1996         1995       1994       1993     1992(a)      1991      1990
                    CLASS A:                       --------     --------   --------   --------   --------   --------   -------
Net asset value, beginning of period               $   9.70     $   8.99   $  10.05   $  10.19   $  10.34   $   9.95   $  9.91
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
Income from investment operations:
 Net investment income                                 0.63         0.69       0.68       0.74       0.77       0.82      0.87
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
 Net gains (losses) on securities (both realized
   and unrealized)                                    (0.42)        0.73      (1.02)     (0.04)     (0.15)      0.41      0.01
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
   Total from investment operations                    0.21         1.42      (0.34)      0.70       0.62       1.23      0.88
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
Less distributions:
 Dividends from net investment income                 (0.59)       (0.67)     (0.58)     (0.70)     (0.74)     (0.84)    (0.84)
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
 Distributions from net realized capital gains           --           --      (0.04)     (0.14)     (0.03)        --        --
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
 Return of capital                                    (0.04)       (0.04)     (0.10)        --         --         --        --
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
   Total distributions                                (0.63)       (0.71)     (0.72)     (0.84)     (0.77)     (0.84)    (0.84)
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
Net asset value, end of period                     $   9.28     $   9.70   $   8.99   $  10.05   $  10.19   $  10.34   $  9.95
=================================================  ========     ========   ========   ========   ========   ========   =======
Total return(b)                                        2.35%       16.28%     (3.44)%     7.07%      6.26%     12.98%     9.39%
=================================================  ========     ========   ========   ========   ========   ========   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $174,344     $176,318   $158,341   $139,586   $123,484   $101,409   $61,463
=================================================  ========     ========   ========   ========   ========   ========   =======
Ratio of expenses to average net assets
 (exclusive of interest expense)(c)                    1.00%(d)(e)     1.08%     1.04%     1.00%     0.98%      1.00%     1.00%
=================================================  ========     ========   ========   ========   ========   ========   =======
Ratio of net investment income to average net
 assets(f)                                             6.76%(d)     7.36%      7.34%      7.08%      7.53%      8.15%     8.85%
=================================================  ========     ========   ========   ========   ========   ========   =======
Portfolio turnover rate                                 134%         140%       109%       110%        42%        26%       16%
=================================================  ========     ========   ========   ========   ========   ========   =======

                                                    1989      1988      1987
                    CLASS A:                       -------   -------   -------
Net asset value, beginning of period               $  9.70   $  9.92   $ 10.00
-------------------------------------------------  -------   -------   -------
Income from investment operations:
 Net investment income                                0.90      0.89      0.55
-------------------------------------------------  -------   -------   -------
 Net gains (losses) on securities (both realized
   and unrealized)                                    0.15     (0.27)    (0.14)
-------------------------------------------------  -------   -------   -------
   Total from investment operations                   1.05      0.62      0.41
-------------------------------------------------  -------   -------   -------
Less distributions:
 Dividends from net investment income                (0.84)    (0.84)    (0.49)
-------------------------------------------------  -------   -------   -------
 Distributions from net realized capital gains          --        --        --
-------------------------------------------------  -------   -------   -------
 Return of capital                                      --        --        --
-------------------------------------------------  -------   -------   -------
   Total distributions                               (0.84)    (0.84)    (0.49)
-------------------------------------------------  -------   -------   -------
Net asset value, end of period                     $  9.91   $  9.70   $  9.92
=================================================  ========  ========  ========
Total return(b)                                      11.28%     6.43%     4.18%
=================================================  ========  ========  ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $57,077   $48,372   $28,052
=================================================  ========  ========  ========
Ratio of expenses to average net assets
 (exclusive of interest expense)(c)                   1.00%     1.00%     1.20%(g)
=================================================  ========  ========  ========
Ratio of net investment income to average net
 assets(f)                                            9.10%     9.11%     8.64%(g)
=================================================  ========  ========  ========
Portfolio turnover rate                                 15%       15%       35%
=================================================  ========  ========  ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios of expenses to average net assets prior to reduction of advisory fee and expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and
    1.08% for 1994-88, respectively.
(d) Ratios are based on average net assets of $175,038,605.
(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) Ratios of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03% for 1994-88, respectively.
(g) Annualized.

                                                               1996         1995       1994       1993
                          CLASS B:                            -------      -------    -------    -------
Net asset value, beginning of period                          $  9.69      $  8.99    $ 10.04    $ 10.44
------------------------------------------------------------  -------      -------    -------    -------
Income from investment operations:
 Net investment income                                           0.55         0.63       0.61       0.21
------------------------------------------------------------  -------      -------    -------    -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                  (0.41)        0.70      (1.02)     (0.27)
------------------------------------------------------------  -------      -------    -------    -------
   Total from investment operations                              0.14         1.33      (0.41)     (0.06)
------------------------------------------------------------  -------      -------    -------    -------
Less distributions:
 Dividends from net investment income                           (0.51)       (0.59)     (0.50)     (0.20)
------------------------------------------------------------  -------      -------    -------    -------
 Distributions from net realized capital gains                     --           --      (0.04)     (0.14)
------------------------------------------------------------  -------      -------    -------    -------
 Return of capital                                              (0.04)       (0.04)     (0.10)        --
------------------------------------------------------------  -------      -------    -------    -------
   Total distributions                                          (0.55)       (0.63)     (0.64)     (0.34)
------------------------------------------------------------  -------      -------    -------    -------
Net asset value, end of period                                $  9.28      $  9.69    $  8.99    $ 10.04
============================================================  =======      =======    =======    =======
Total return(a)                                                  1.61%       15.22%     (4.13)%    (0.52)%
============================================================  =======      =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,443      $61,300    $23,415    $ 6,160
============================================================  =======      =======    =======    =======
Ratio of expenses to average net assets (exclusive of
 interest expense)(b)                                            1.76%(c)(d)    1.86%    1.82%      1.71%(f)
============================================================  =======      =======    =======    =======
Ratio of net investment income to average net assets(e)          6.00%(c)     6.58%      6.56%      6.37%(f)
============================================================  =======      =======    =======    =======
Portfolio turnover rate                                           134%         140%       109%       110%
============================================================  =======      =======    =======    =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratio of expenses to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 1.87% and 2.18% (annualized), respectively.
(c) Ratios are based on average net assets of $71,976,395.
(d) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(e) Ratio of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 6.50% and 5.90% (annualized), respectively.
(f) Annualized.

NOTE 8 - SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Intermediate Government Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly in all material respects, the financial position of AIM Intermediate Government Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

                                                             Trustees & Officers

BOARD OF TRUSTEES                       OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                        Charles T. Bauer                         11 Greenway Plaza
Chairman and Chief Executive Officer    Chairman                                 Suite 1919
A I M Management Group Inc.                                                      Houston, TX 77046
                                        Robert H. Graham
Bruce L. Crockett                       President                                INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                 John J. Arthur                           A I M Advisors, Inc.
COMSAT Corporation                      Senior Vice President and Treasurer      11 Greenway Plaza
                                                                                 Suite 1919
Owen Daly II                            Carol F. Relihan                         Houston, TX 77046
Director                                Senior Vice President and Secretary
Cortland Trust Inc.                                                              TRANSFER AGENT
                                        Gary T. Crum
Carl Frischling                         Senior Vice President                    A I M Fund Services, Inc.
Partner                                                                          P.O. Box 4739
Kramer, Levin, Naftalis & Frankel       Scott G. Lucas                           Houston, TX 77210-4739
                                        Senior Vice President
Robert H. Graham                                                                 CUSTODIAN
President and Chief Operating Officer   Dana R. Sutton
A I M Management Group Inc.             Vice President and Assistant Treasurer   State Street Bank & Trust Company
                                                                                 225 Franklin Street
John F. Kroeger                         Robert G. Alley                          Boston, MA 02110
Formerly Consultant                     Vice President
Wendell & Stockel Associates, Inc.                                               COUNSEL TO THE FUND
                                        Stuart W. Coco
Lewis F. Pennock                        Vice President                           Ballard Spahr
Attorney                                                                         Andrews & Ingersoll
                                        Melville B. Cox                          1735 Market Street
Ian W. Robinson                         Vice President                           Philadelphia, PA 19103
Consultant; Formerly Executive
Vice President and                      Karen Dunn Kelley                        COUNSEL TO THE TRUSTEES
Chief Financial Officer                 Vice President
Bell Atlantic Management                                                         Kramer, Levin, Naftalis & Frankel
Services, Inc.                          Jonathan C. Schoolar                     919 Third Avenue
                                        Vice President                           New York, NY 10022
Louis S. Sklar
Executive Vice President                P. Michelle Grace                        DISTRIBUTOR
Hines Interests                         Assistant Secretary
Limited Partnership                                                              A I M Distributors, Inc.
                                        David L. Kite                            11 Greenway Plaza
                                        Assistant Secretary                      Suite 1919
                                                                                 Houston, TX 77046
                                        Nancy L. Martin
                                        Assistant Secretary                      AUDITORS

                                        Ofelia M. Mayo                           KPMG Peat Marwick LLP
                                        Assistant Secretary                      700 Louisiana
                                                                                 NationsBank Bldg.
                                        Kathleen J. Pflueger                     Houston, TX 77002
                                        Assistant Secretary

                                        Samuel D. Sirko
                                        Assistant Secretary

                                        Stephen I. Winer
                                        Assistant Secretary

                                        Mary J. Benson
                                        Assistant Treasurer



REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Intermediate Government Fund Class A and Class B shares paid ordinary dividends in the amount of $0.592 and $0.514 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1996.

STATE INCOME TAX INFORMATION

Of the total income dividends paid, 25.48% for both Class A and Class B shares was derived from U.S. Treasury obligations.

                                                         THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                         AGGRESSIVE GROWTH
                                                         AIM Aggressive Growth Fund*
                                                         AIM Capital Development Fund
                                                         AIM Constellation Fund
                                                         AIM Global Aggressive Growth Fund

               [PHOTO OF                                 GROWTH
           11 Greenway Plaza                             AIM Blue Chip Fund
             APPEARS HERE]                               AIM Global Growth Fund
                                                         AIM Growth Fund
                                                         AIM International Equity Fund
                                                         AIM Value Fund
                                                         AIM Weingarten Fund

                                                         GROWTH AND INCOME
                                                         AIM Balanced Fund
                                                         AIM Charter Fund

                                                         INCOME AND GROWTH
                                                         AIM Global Utilities Fund

                                                         HIGH CURRENT INCOME
                                                         AIM High Yield Fund

                                                         CURRENT INCOME
                                                         AIM Global Income Fund
                                                         AIM Income Fund

                                                         CURRENT TAX-FREE INCOME
                                                         AIM Municipal Bond Fund
                                                         AIM Tax-Exempt Bond Fund of CT
                                                         AIM Tax-Free Intermediate Shares

                                                         CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                         AIM Intermediate Government Fund

                                                         HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                         AIM Limited Maturity Treasury Shares

A I M Management Group Inc. has provided                 STABILITY, LIQUIDITY, AND CURRENT INCOME
leadership in the mutual fund industry                   AIM Money Market Fund
since 1976 and manages approximately $70
billion in assets for more than 3.5                      STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
million shareholders, including                          AIM Tax-Exempt Cash Fund
individual investors, corporate clients,
and financial institutions as of                         *AIM Aggressive Growth Fund was closed to new
February 11, 1997. The AIM Family of                     investors on July 18, 1995. For more complete
Funds--Registered Trademark-- is distributed             information about any AIM Fund(s), including
nationwide, and AIM today ranks among the                sales charges and expenses, ask your financial
nation's top 15 mutual fund companies in                 consultant or securities dealer for a free
assets under management, according to Lipper             prospectus(es). Please read the prospectus(es)
Analytical Services, Inc.                                carefully before you invest or send money.

                                                                                 ---------------
[AIM LOGO APPEARS HERE]                                                            BULK RATE
                                                                                   U.S. POSTAGE
A I M Distributors, Inc.                                                              PAID
11 Greenway Plaza, Suite 1919                                                      HOUSTON, TX
Houston, TX 77046                                                                Permit No. 1919
                                                                                 ---------------
